UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0‑11.

Your Vote Counts STAAR SURGICAL COMPANY 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET STAAR SURGICAL COMPANY 25651 ATLANTIC OCEAN DRIVE LAKE FOREST, CA 92630 ATTN: SAMUEL GESTEN CORP. SEC D85885-P66012 You invested in STAAR SURGICAL COMPANY and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Get informed before you vote View the Form 10-K and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy Graphic For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Logo Vote Virtually at the Meeting* June 16, 2022 8:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/STAA2022 *Please check the meeting materials for any special requirements for meeting attendance V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors. Nominees: 01) Stephen C. Farrell 02) Thomas G. Frinzi 03) Gilbert H. Kliman, MD 04) Caren Mason 05) Aimee S. Weisner 06) Elizabeth Yeu, MD 07) K. Peony Yu, MD 2. Ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 30, 2022. 3. To approve an increase in the annual equity award granted to non-employee directors. 4. Non-binding advisory vote to approve STAAR’s compensation of its named executive officers. Board Recommends For For For For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D85886-P66012